AAM Brentview Dividend Growth ETF
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 97.8%	Shares	Value
Communication Services - 5.3%
Alphabet, Inc. - Class A	547	$184,886
T-Mobile US, Inc.	555	109,452
		294,338

Consumer Discretionary - 5.1%
Lowe's Cos., Inc.	552	147,417
TJX Companies, Inc. (a)	936	140,222
		287,639

Consumer Staples - 8.0%
Costco Wholesale Corp.	168	157,962
PepsiCo, Inc.	600	92,178
Philip Morris International, Inc.	1,080	193,795
		443,935

Energy - 3.3%
Chevron Corp.	1,056	186,806

Financials - 15.1%
Blackrock, Inc.	96	107,418
CME Group, Inc.	432	124,874
JPMorgan Chase & Co. (a)	672	205,558
Marsh & McLennan Companies, Inc.	456	85,815
Morgan Stanley	1,032	188,649
Visa, Inc. - Class A	408	131,307
		843,621

Health Care - 12.0%
Eli Lilly & Co.	152	157,647
Johnson & Johnson	750	170,438
McKesson Corp.	168	139,643
Medtronic PLC	1,032	106,255
UnitedHealth Group, Inc.	336	96,408
		670,391

Industrials - 13.4%
Mueller Industries, Inc.	1,160	157,922
Parker-Hannifin Corp.	150	140,376
Trane Technologies PLC	463	194,729
Union Pacific Corp.	532	125,073
Waste Management, Inc.	577	128,233
		746,333

Information Technology - 20.8%
Apple, Inc.	1,128	292,693
Broadcom, Inc.	480	159,024
Lam Research Corp.	1,048	244,666
Microsoft Corp.	864	371,771
Oracle Corp.	549	90,354
		1,158,508

Materials - 4.6%
CRH PLC	912	111,638
Linde PLC	312	142,575
		254,213

Real Estate - 3.2%
Realty Income Corp.	1,272	77,795
Welltower, Inc. (a)	546	102,845
		180,640

Utilities - 7.0%
Constellation Energy Corp.	384	107,781
NextEra Energy, Inc.	1,722	151,364
WEC Energy Group, Inc. (a)	1,170	129,484
		388,629
TOTAL COMMON STOCKS (Cost $4,877,634)		5,455,053

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 7.3%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (b)	403,853	403,853
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $403,853)		403,853

MONEY MARKET FUNDS - 1.9%	Shares	Value
Invesco Government & Agency Portfolio - Institutional Class, 3.61% (b)	106,364	106,364
TOTAL MONEY MARKET FUNDS (Cost $106,364)		106,364

TOTAL INVESTMENTS - 107.0% (Cost $5,387,851)		5,965,270
Liabilities in Excess of Other Assets - (7.0)%		(389,583)
TOTAL NET ASSETS - 100.0%		$5,575,687

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company
PLC - Public Limited Company

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $397,444.
(b)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

AAM Brentview Dividend Growth ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$5,455,053	$–	$–	$5,455,053
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	403,853
Money Market Funds	106,364	–	–	106,364
Total Investments	$5,561,417	$–	$–	$5,965,270

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $403,853 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.